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Exhibit 21.1

SENIOR HOUSING PROPERTIES TRUST
SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation
CCC Alpha Investments Trust	Maryland
CCC Delaware Trust	Maryland
CCC Financing I Trust	Maryland
CCC Financing Limited, L.P.	Delaware
CCC Investments I, L.L.C.	Delaware
CCC Leisure Park Corporation	Delaware
CCC of Kentucky Trust	Maryland
CCC Ohio Healthcare Trust	Maryland
CCC Pueblo Norte Trust	Maryland
CCC Retirement Communities II, L.P.	Delaware
CCC Retirement Partners Trust	Maryland
CCC Retirement Trust	Maryland
CCC Senior Living Corporation	Delaware
CCCP Senior Living LLC	Delaware
CCDE Senior Living LLC	Delaware
CCFL Senior Living LLC	Delaware
CCOP Senior Living LLC	Delaware
CCSL Senior Living LLC	Delaware
Crestline Ventures LLC	Delaware
CSL Group, Inc.	Indiana
Ellicott City Land I, LLC	Delaware
Ellicott City Land II, LLC	Delaware
HRES1 Properties Trust	Maryland
HRES2 Properties Trust	Maryland
Legacy Portfolio Holding Trust	Maryland
Leisure Park Venture Limited Partnership	Delaware
Lexington Office Realty Trust (Nominee Trust)	Massachusetts
LTJ Senior Communities LLC	Delaware
MSD—Beaufort, LLC	Maryland
MSD—Bowling Green, LLC	Maryland
MSD—Camden, LLC	Maryland
MSD—Cleveland, LLC	Maryland
MSD—Conyers, LLC	Maryland
MSD—Cookeville, LLC	Maryland
MSD—Cullman, LLC	Maryland
MSD—Franklin, LLC	Maryland
MSD—Gainesville, LLC	Maryland
MSD—Hartsville, LLC	Maryland
MSD—Hopkinsville, LLC	Maryland
MSD—Jackson, LLC	Maryland
MSD—Knoxville, LLC	Maryland
MSD—Lexington, LLC	Maryland
MSD—Macon, LLC	Maryland
MSD—Madison, LLC	Maryland
MSD—Orangeburg, LLC	Maryland
MSD—Paducah, LLC	Maryland
MSD—Seneca, LLC	Maryland
MSD—Sheffield, LLC	Maryland
MSD Pool 1 LLC	Maryland

Name	State of Formation
MSD Pool 2 LLC	Maryland
O.F.C. Corporation	Indiana
Panther GenPar Trust	Maryland
Panther Holdings Level I, L.P.	Delaware
RSA Healthcare, Inc.	Tennessee
Savannah Square, Inc.	Georgia
SHOPCO-SD, LLC	Delaware
SNH ALT Leased Properties Trust	Maryland
SNH ALT Mortgaged Properties Trust	Maryland
SNH Ashton Gables LLC	Maryland
SNH Capital Trust Holdings	Maryland
SNH Capital Trust I	Maryland
SNH Capital Trust II	Maryland
SNH Capital Trust III	Maryland
SNH CHS Properties Trust	Maryland
SNH Knight Properties Trust	Maryland
SNH Lakeview Estates LLC	Maryland
SNH LTF Properties LLC	Maryland
SNH Medical Office Properties Trust	Maryland
SNH Medical Office Realty Trust (Nominee Trust)	Massachusetts
SNH Northeast Medical Arts Center LLC	Delaware
SNH NS Mtg Properties 2 Trust	Maryland
SNH NS Mtg Properties 3 Trust	Maryland
SNH NS Mtg Properties 4 Trust	Maryland
SNH NS Properties Trust	Maryland
SNH RMI Fox Ridge Manor Properties LLC	Maryland
SNH RMI Jefferson Manor Properties LLC	Maryland
SNH RMI McKay Manor Properties LLC	Maryland
SNH RMI Northwood Manor Properties LLC	Maryland
SNH RMI Oak Woods Manor Properties LLC	Maryland
SNH RMI Park Square Manor Properties LLC	Maryland
SNH RMI Properties Holding Company LLC	Maryland
SNH RMI Smith Farms Manor Properties LLC	Maryland
SNH RMI Sycamore Manor Properties LLC	Maryland
SNH Somerford Properties Trust	Maryland
SNH Tellico Village Property LLC	Maryland
SNH TRS, Inc.	Delaware
SNH Well Properties GA-MD LLC	Delaware
SNH Well Properties Trust	Maryland
SNH/CSL Properties Trust	Maryland
SNH/LTA Properties GA LLC	Maryland
SNH/LTA Properties Trust	Maryland
SNHST.JOE, LLC	Delaware
Somerford Corp.	Delaware
SPTGEN Properties Trust	Maryland
SPTIHS Properties Trust	Maryland
SPT-Michigan Trust	Maryland
SPTMISC Properties Trust	Maryland
SPTMNR Properties Trust	Maryland
SPTMRT Properties Trust	Maryland
SPTSUN II Properties Trust	Maryland
SPTSUN Properties Trust	Maryland

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  Exhibit 21.1